Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 7 TO NOTE PURCHASE AGREEMENT

AMENDMENT NO. 7 dated as of September 30, 2004 (this “Amendment”) to the Committed Note Purchase and Security Agreement, dated as of May 10, 2002, as previously amended by Amendment No. 1 thereto, dated as of June 15, 2002, by Amendment No. 2 thereto, dated as of November 21, 2002, by Amendment No. 3 thereto, dated as of June 23, 2003, by Amendment No. 4 thereto, dated as of May 14, 2004, by Amendment No. 5 thereto, dated as of June 11, 2004, by Amendment No. 6 thereto, dated as of June 18, 2004 (as amended, the “Note Purchase Agreement”), among NEW CENTURY FUNDING I, a Delaware statutory trust (the “Note Issuer” or the “Trust”), each Person party thereto as a Purchaser or a Noteholder from time to time, and UBS REAL ESTATE SECURITIES INC. (f/k/a UBS Warburg Real Estate Securities Inc.) as Agent for the Purchasers and the Noteholders (the “Agent”).

RECITALS

WHEREAS, the Note Issuer has requested that the Agent agree to amend certain provisions of the Note Purchase Agreement as set forth in this Amendment to reflect the reorganization of New Century Financial Corporation (“NCFC”) and New Century REIT, Inc. (“NC REIT”), a Maryland corporation, through the merger of NC Merger Sub, Inc., a wholly-owned subsidiary of NC REIT, with and into NCFC, resulting in NC REIT becoming the parent company of NCFC (the “REIT Conversion”). The Agent is willing to agree to such amendments, but only on the terms and subject to the conditions set forth below in this Amendment. These Recitals are hereby incorporated herein and made a part hereof for all purposes.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note Issuer and the Agent hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms herein shall have the respective meanings given for such terms in the Note Purchase Agreement.

2. Amendments. The following amendments to the Note Purchase Agreement shall apply as of the date on which the REIT Conversion occurs:

a. The defined term “New Century Financial” is hereby amended to read as follows:

“New Century Financial” shall mean New Century Financial Corporation, a Maryland corporation (f/k/a New Century REIT, Inc.).

b. The defined term “Transaction Documents” is hereby amended to read as follows:

“Transaction Documents” shall mean the Note Purchase Agreement, the Notes, the Custodial Agreement, the Loan Purchase Agreement, the Assignment and Assumption Agreement, the Trust Agreement and the Servicing Agreement.

c. All references to “New Century Financial Corporation” shall be to New Century Financial Corporation, a Maryland corporation (f/k/a New Century REIT, Inc.).

d. The defined term “Assignment and Assumption Agreement” is hereby added to read as follows:

“Assignment and Assumption Agreement” shall mean the Assignment and Assumption Agreement, dated as of September 30, 2004, among New Century Mortgage Corporation, New Century TRS Holdings, Inc., New Century Funding I, NC Capital Corporation, NC Residual II Corporation and New Century Financial Corporation.

3. Representations and Warranties. To induce the Agent to enter into this Amendment, the Note Issuer hereby represents and warrants to the Agent that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Note Purchase Agreement and the other Note Documents will be true and correct in all material respects as if made on and as of the date on which the REIT Conversion occurs and that no Default or Event of Default will have occurred and be continuing.

4. No Other Amendments. Except and to the extent expressly amended herein, the Note Purchase Agreement shall remain in full force and effect, without any waiver, or additional amendment or modification of any other provision thereof.

5. Expenses. The Note Issuer hereby agrees to cause the Administrator to pay and reimburse the Agent for all of the reasonable out-of pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Dewey Ballantine LLP, counsel to the Agent.

6. Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

8. Merger and Integration. Upon execution of this Amendment by the parties to the Agreement, this Amendment shall be incorporated into and merged together with the Agreement. Except as provided herein, all provisions, terms and conditions of the

Agreement shall remain in full force and effect and the Agreement as hereby amended is further ratified and reconfirmed in all respects.

9. Voting Rights. For the convenience of cross-referencing, reference is hereby made to that certain direction letter of even date herewith (the “Direction Letter”) wherein New Century Mortgage Corporation, as the Administrator of New Century Funding I under the Administration Agreement and the Depositor under the Trust Agreement, (a) directs Wilmington Trust Company to take all such action with respect to the Trust as is consistent with the terms and conditions of each of the Agreement and the Trust Agreement and (b) thereby represents and warrants that (i) it is the holder of the majority of Voting Rights (as defined in the Trust Agreement) and (ii) the actions to be taken by Wilmington Trust Company pursuant to the Direction Letter and hereunder are authorized by, and do not conflict with, the Transaction Documents.

10. Liability. It is expressly understood and agreed by the parties that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Trust with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder or under any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 5.1 of the Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to the Note Purchase Agreement to be duly executed and delivered as of the date specified above.

NOTE ISSUER

NEW CENTURY FUNDING I

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement

By:	/s/ Dorri E. Wolhar
Name: Dorri E. Wolhar
Title: Financial Services Officer

Address for Notices:

New Century Funding I

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Telecopy No.: 302-636-4140 or 302-636-4141 Telephone No.: 302-651-1000

With a copy to:

New Century Funding I c/o New Century Mortgage Corporation 18400 Von Karman, Suite 1000 Irvine, California 92612 Attention: Ralph Flick, Esq. Telecopier No.: 949-440-7033 Telephone No.: 949-863-7243

AGENT

UBS REAL ESTATE SECURITIES INC.

By:	/s/ Robert Carpenter
Name: Robert Carpenter
Title: Director

By:	/s/ George A. Mangiaracina
Name: George A. Mangiaracina
Title: Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019 Attention: Robert Carpenter George A. Mangiaracina Telecopier No: 212-713-9597 Telephone No: 212-713-2000

PURCHASER AND NOTEHOLDER

UBS REAL ESTATE SECURITIES INC.

By:	/s/ Robert Carpenter
Name: Robert Carpenter
Title: Director

By:	/s/ George A. Mangiaracina
Name: George A. Mangiaracina
Title: Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019 Attention: Robert Carpenter George A. Mangiaracina Telecopier No: 212-713-9597 Telephone No: 212-713-2000

[Signature page for Amendment No. 7 to Note Purchase Agreement]